UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4626

 THE CASCADES TRUST
(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 697-6666

Date of fiscal year end:  3/31/16

Date of reporting period:  3/31/16

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS

Annual Report March 31, 2016

Aquila Tax-Free Trust of Oregon “The Importance of Infrastructure” Serving Oregon investors since 1986

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest.

This year’s focus will be upon benefits not only to you, as individual shareholders, but also to the overall quality of life in Oregon – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Tax-Free Trust of Oregon, you were seeking double tax-free income and capital preservation - the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Tax-Free Trust of Oregon would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Oregon. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Tax-Free Trust of Oregon goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include

•	a 60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move:Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken:The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Oregon grow, new and additional municipal projects are needed for the benefit of the citizens of Oregon and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

Just as the needs of Oregon are many and varied, so, too, are the securities that make up Aquila Tax-Free Trust of Oregon’s portfolio of investments. You might be interested to know that included in the Fund’s March 31, 2016 portfolio were 249 separate municipal issues representing participation in many of Oregon’s major municipal projects throughout the state. So, as an investor in Aquila Tax-Free Trust of Oregon, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Oregonians.

NOT A PART OF THE ANNUAL REPORT

In summary, we are very proud of the fact that Aquila Tax-Free Trust of Oregon has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Oregon’s vital infrastructure.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

National

Oil markets, geopolitical climate, U.S. Presidential race, Chinese economy and continuing saga of the Euro all contributed to the unease investors felt over much of 2015. Japan’s central bank (Bank of Japan) gave investors even more to think about when they surprised financial markets with the adoption of negative interest rate policy (“NIRP”). Once thought to be unlikely, NIRPs have now been deployed by several central banks, including Switzerland, Sweden, Denmark, the Eurozone, and now Japan in an attempt to fight deflationary forces, weaken their currencies and stimulate growth.

Prior to the Federal Reserve (the “Fed”) raising rates in December, the capital markets were relatively calm in 2015. The Fed capped a year’s worth of expectation with a single rate increase late in 2015. The long anticipated Fed Funds rate increase had the effect of flattening the yield curve, with most of the impact absorbed by the short end of the curve; the 2-year Treasury yield rose 39 basis points ( a basis point is equal to 1/100th of 1%, or 0.01%) to 1.05%. Early in 2016, concerns that a combination of lower oil prices and further weakness in China's growth and currency ignited fears of spillover effects, including possible emerging market turmoil and even recession. Oil prices were driven lower, due to oversupply following years of high investment and steady demand, resulting in reductions to both capital spending and rig counts. While we believe it is likely the oil surplus will shrink as marginal, high-cost production is idled, inventories remain stubbornly at their highs.

Treasury bills and money market equivalent yields, while sensitive to Fed policy, have also been supported by flight to quality flows as foreign economies and political environments generally remain vulnerable to downturns and uprisings. In recent months the primary drivers of price performance have become longer-term bonds as investors have extended seeking higher yields. The yield on the 10-year Treasury bond for example fell 50 basis points to end the first quarter of 2016 at 1.77%. Overall, the bond market experienced a strong start to 2016 as evidenced by declining interest rates and improved price performance across the bond spectrum.

National Municipal Market

Municipal bond fund flows were healthy for 2015, adding over $13 billion for the year. These inflows, and a diminished new issue calendar, contributed to positive returns and relatively high municipal bond valuations going into year end. Though many market participants were concerned about reduced participation by banks due to certain provisions under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Reserve’s Flow of Funds Report on Municipal Bond Ownership shows that banks, have in fact, continued to add to their municipal bond portfolios. On April 1, 2016, the Federal Reserve Board finalized a rule to include certain U.S. general obligation state and municipal securities in the range of assets large banking organizations may use to satisfy liquidity requirements. The Household sector, however, continues to be the largest participant in the municipal market, with over 41% of the $3.7 trillion in municipal bonds outstanding at the end of 2015.

1 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Despite high levels of demand, 2016 municipal bond issuance has been relatively low to date. While national issuance has improved on a month-over-month basis for each of the first three months, March issuance was approximately 14% below 2015 levels. A combination of reduced supply, higher tax rates in some states, and relatively few national fiscal challenges have collectively renewed demand for the municipal sector. Municipal bond issuance has, however, been slow to bounce back, despite temptingly low interest rates for issuers. Although the economy has generally improved and local governments have been adding to payrolls and we are observing improved reserve levels, issuers remain cautiously conservative about encumbering new debt. Approximately 50% of bonds issued last year were for the purpose of achieving debt service savings by refunding existing debt. As a result, the stock of refundable bonds has been largely depleted during this extended period of historically low rates. At time of this report, the current expectation is for issuance to increase in April with continued momentum heading into summer. Despite improved issuance levels, we would expect additional supply to be easily digested by the market due to pent-up demand, particularly following tax season.

Although there remain pockets of risk in the municipal bond market, in general we find that municipal bond issuers are relatively stable and are benefitting from the effects of the economic expansion. Notwithstanding the attention-grabbing headlines surrounding the credit challenges for Puerto Rico, Illinois & others, “actual” municipal bond defaults registered their lowest point since 2009, over the past year. Although the market is currently treating these incidents as isolated, they have the potential to create volatility. Moreover, virtually all the $3.85 billion in defaults in 2015 were concentrated in “risky sectors” (retirement, local housing, land secured, etc.), which are very project-specific, and not the broadly supported or “essential services” which generally offer greater investor security. This belies the continued concerns over growing pension and retirement obligation funding as state and local governments manage budgets in a slow growth recovery.

Local Municipal Market

Many of the major themes in the Oregon municipal market are being driven by the recent drought of bonds discussed above. The November election is often revealing of upcoming bond issuance and 2016 has not been an exception. The November 2015 election authorized less than $15 million of new bond issuance versus over $700 million in bonds authorized the prior year. Due to a slow-down in issuance at year-end and the absence of money measures on the 2015 ballot, we do not have a large unsold supply of bonds to bolster the market. In addition, investor appetite has been strong with the few new issues being several times oversubscribed in the prime maturities. However, we believe there is some light at the end of the tunnel as there are several issues on the May 2016 ballot including a $59 million measure for Clackamas County, $125 million for Mt. Hood Community College, $85 million for Centennial School District, $73.445 million for Molalla River School District, and $77 million for Washington County.

2 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The State of Oregon’s March 2016 Revenue Forecast for gross General Fund revenues for the 2015-17 biennium was $18.006 billion, up $8.3 million from the Close of Session forecast, and down $22.8 million from the December 2015 Revenue Forecast. Excluding the impact of laws enacted during the 2015 regular session, the General Fund forecast for the 2015-17 biennium has remained relatively unchanged over the past year. Revenues are currently tracking close to the forecast and the underlying economic outlook is generally considered stable, yet uncertain due to volatility in equity markets and the State budget’s heavy reliance on personal income tax collections tied to realization of capital gains.

In January, Oregon tied for second in the nation for year over-year job growth, with a 3.4% gain. Oregon’s unemployment rate has steadily dropped over the past 12-months and recently reached 4.5% in March, the lowest level since comparable record-keeping began in 1976. This combination of strong job growth and declining unemployment has resulted in a tighter labor market with increased hiring rates for the unemployed and even those not currently in the labor force. While the U.S. economy is not fully healthy today, we believe considerable improvement has been made in recent years and the pace of improvement remains strong. Local governments have also been adding to payrolls. In Multnomah County alone, full-time-equivalent local government employment increased by 4% over the past year. The largest employment gains were prompted by the County, community colleges and regional service districts, each growing significantly.

Housing data for Oregon has shown similar gains over the past year. According to data released by S&P/Case-Shiller on March 29, January marked the fourth straight month the Portland-area housing market posted the nation's largest year-over-year gains in home values. Prices in the region increased 11.8% in January from the same month a year earlier, followed by Seattle which grew 10.7%, and San Francisco with a 10.5% increase. Much like the bond market, the housing market prices are generally being propped-up by low supply and high demand. Housing inventory has dipped to levels as low as 1.2 months, the lowest inventory since 1999. Months of supply provides an estimate for how long it would take for all the homes currently on the market to sell, given monthly sales volume. A balanced housing market will typically have 4 to 6 months of supply.

Nationally and locally pensions continue to make headlines. We remain concerned about the relatively high contribution levels many issuers face due to recent legislative changes, and as a result, our credit research includes a review of each issuer’s pension exposure. In addition, we seek to maintain a focus on Oregon healthcare issuers and have placed them under close scrutiny as hospitals continue to face cost challenges and the uncertain impact of the Affordable Care Act.

Performance

The total reurn for the Aquila Tax-Free Trust of Oregon (the “Trust”) Class A Share based on net asset value (“NAV”) was 2.91% for the year ended March 31, 2016. The Barclays Quality Intermediate Index returned 3.16% for the same period. Portfolio factors that contributed to slightly unfavorable Index comparisons were higher exposure to pre-refunded bonds with shorter average maturities, higher average credit quality, and reduced exposure to hospital bonds. As a part of our overall portfolio strategy we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. Characteristics that provided favorable comparisons to the Index included higher concentration in 8 to 12-year maturities, overall outperformance of the Oregon market, and higher exposure to bonds callable in 6 years or less.

3 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Strategy

The portfolio characteristics have become slightly more defensive over the past year with the weighted average maturity declining to 8.35 years. Credit quality has remained very high with over 89% of the portfolio rated AA or higher. Tight supply and declining interest rates have pushed down yields on longer maturity, lower quality bonds as investors have stretched for yield to meet their income requirements. Having raised the Fed Funds rate just once during 2015, the Fed now seems content to let the Fed Funds rate remain where it is until they have a clearer picture of how global economic and political developments will settle out. We contend that now is not the time to add additional risk to fixed income portfolios as we approach a cyclical low in interest rates and the compensation for risk has declined. While it is possible the Federal Reserve will raise short term interest rates again in June, the market has anticipated this event and it should not, in our view, be a major disruption. We do not expect a sharp rise in interest rates this year, but rather a slight upward bias in shorter maturities driven by Federal Reserve activities. This could allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment of the past 3 years.

The Trust currently benefits from legacy holdings purchased in higher interest rate environments. These high quality, liquid securities provide an attractive current yield for our shareholders as well as offering the flexibility to reinvest in higher yielding bonds should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. Furthermore, we intend to continue to perform in-depth credit research on all portfolio holdings, as we believe it is critical during the current rapidly changing economic environment.

4 | Aquila Tax-Free Trust of Oregon

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low , so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

5 | Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/16/86
With Maximum Sales Charge	(1.20)%	3.76%	3.68%	5.30%
Without Sales Charge	2.91	4.61	4.10	5.44

Class C since 4/5/96
With CDSC**	1.03	3.73	3.23	3.73
Without CDSC	2.05	3.73	3.23	3.73

Class Y since 4/5/96
No Sales Charge	3.08	4.77	4.26	4.77

Barclays Capital Index	3.16	4.07	4.48	5.26	*	(Class A)
				4.76		(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6 | Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the
Shareholders of Aquila Tax-Free Trust of Oregon:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Oregon as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the six month period ended March 31, 2013 and each of the two years in the period ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Oregon as of March 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

7 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (42.3%)	(unaudited)	Value

	City & County (4.7%)
	Bend, Oregon
$2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$2,741,226
	Canby, Oregon
1,405,000	4.000%, 12/01/24 AGMC Insured	A2/NR/NR	1,560,070
1,060,000	5.000%, 06/01/27	A2/NR/NR	1,227,968
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aa2/NR/NR	1,289,065
	Clackamas County, Oregon Tax Allocation
705,000	6.500%, 05/01/20	NR/NR/NR*	718,310
	Gresham, Oregon Full Faith and Credit
	Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa3/NR/NR	1,897,229
	Hillsboro, Oregon
390,000	3.500%, 06/01/16 Series B	Aa3/NR/NR	391,856
345,000	3.500%, 06/01/17 Series B	Aa3/NR/NR	356,137
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A2/NR/NR	1,258,236
	Lebanon, Oregon Refunding
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,435,222
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,559,118
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,713,409
2,130,000	4.125%, 06/01/26 Series A	Aaa/NR/NR	2,303,041
	Portland, Oregon Limited Tax, Improvement
630,000	4.000%, 06/01/22 Series A	Aa1/NR/NR	633,030
525,000	4.000%, 06/01/24 Series A	Aa1/NR/NR	577,416
	Redmond, Oregon Refunding
735,000	5.000%, 06/01/23 Series A	A1/NR/NR	873,334
	City of Salem, Oregon
1,585,000	4.000%, 06/01/17	NR/AA/NR	1,645,832
1,750,000	5.000%, 06/01/29	NR/AA/NR	1,961,068
	Washington County, Oregon
3,800,000	5.000%, 06/01/26	Aa1/NR/NR	4,887,294
	Total City & County		30,028,861

8 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Community College (4.5%)
	Blue Mountain Community College
	District, Umatilla County
$970,000	4.000%, 06/15/27	NR/AA+/NR	$1,110,252
	Central Oregon Community College
	District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	2,126,853
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,522,494
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,496,617
	Chemeketa, Oregon Community College
	District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,506,280
	Clackamas, Oregon Community College
	District
1,405,000	5 .000%, 06/15/27 Series A	Aa1/AA+/NR	1,730,820
	Columbia Gorge, Oregon Community
	College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,126,510
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	2,213,520
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,895,410
	Oregon Coast Community College
	District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	2,128,142
	Portland, Oregon Community College
	District
7,915,000	5.000%, 06/15/28	Aa1/AA/NR	8,891,869
	Total Community College		28,748,767

	Higher Education (1.5%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,255,060
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,233,913
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,328,383
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,349,333

9 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Oregon State, Oregon University System
	Projects
$2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	$2,650,881
	State of Oregon Board of Higher
	Education
820,000	zero coupon, 08/01/16	Aa1/AA+/AA+	818,442
	Total Higher Education		9,636,012

	Housing (0.2%)
	State of Oregon Veterans’ Welfare
550,000	4.800%, 12/01/22	Aa1/AA+/AA+	574,860
400,000	4.900%, 12/01/26	Aa1/AA+/AA+	418,776
	Total Housing		993,636

	School District (20.9%)
	Clackamas County, Oregon School
	District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	3,053,215
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,865,430
	Clackamas County, Oregon School
	District #46 (Oregon Trail)
1,000,000	5.000%, 06/15/22	NR/AA+/NR	1,129,820
1,865,000	5.000%, 06/15/28 Series A	NR/AA+/NR	2,098,312
1,800,000	5.000%, 06/15/29 Series A	NR/AA+/NR	2,022,750
2,000,000	5.000%, 06/15/32 Series A	NR/AA+/NR	2,239,460
3,780,000	4.750%, 06/15/32 Series A	NR/AA+/NR	4,180,415
	Clackamas County, Oregon School District
	#62 (Oregon City)
1,000,000	5.000%, 06/01/29 MAC Insured	A1/AA/NR	1,185,000
	Clackamas County, Oregon School
	District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	2,171,304
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,339,703
	Clackamas & Washington Counties, Oregon
	School District No. 3JT
	(West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	4,401,180

10 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Clackamas & Washington Counties, Oregon
	School District No. 3JT
	(West Linn-Wilsonville) (continued)
$5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	$6,858,390
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,381,942
	Columbia & Washington Counties,
	Oregon School District #47J (Vernonia)
3,430,000	5.00%, 06/15/27	NR/AA+/NR	3,956,985
	Deschutes County, Oregon School
	District #6 (Sisters)
1,735,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,960,966
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,232,550
	Deschutes and Jefferson Counties,
	Oregon School District #02J (Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC
	Insured	Aa1/NR/NR	80,290
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	897,172
	Hood River County, Oregon School
	District Refunding
250,000	4.000%, 06/15/16	NR/AA+/NR	251,658
	Jackson County, Oregon School District #9
	(Eagle Point)
1,445,000	5.500%, 06/15/16 NPFG Insured	Aa1/NR/NR	1,458,814
	Jefferson County, Oregon School District
	#509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,707,342
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,532,950
	Lane County, Oregon School District #4J
	(Eugene) Refunding
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,268,843
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	3,223,037
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,646,419
	Lane County, Oregon School District #19
	(Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,257,480
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,163,510

11 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Lincoln County, Oregon School District
$2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	$2,616,267
	Marion County, Oregon School District
	#103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,674,636
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,811,756
	Marion & Clackamas Counties, Oregon
	School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,552,900
	Morrow County, Oregon School
	District #1
1,710,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,940,799
	Multnomah County, Oregon School
	District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,743,269
	Multnomah County, Oregon School
	District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	7,191,732
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,884,780
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,280,940
	Multnomah County, Oregon School
	District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,330,174
	Multnomah County, Oregon School
	District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,812,375
	Multnomah and Clackamas Counties,
	Oregon School District #10
	(Gresham-Barlow)
4,275,000	5.250%, 06/15/19 AGMC Insured	Aa1/AA+/NR	4,834,640
	Multnomah and Clackamas Counties,
	Oregon School District #28JT
	(Centennial)
2,680,000	5.250%, 12/15/18 AGMC Insured	Aa1/NR/NR	2,986,565
	Polk, Marion & Benton Counties, Oregon
	School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,718,252

12 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Union County, Oregon School District #1
	(La Grande)
$1,000,000	5.000%, 06/15/27	Aa1/NR/NR	$1,230,960
	Wasco County, Oregon School District #12
	(The Dalles)
1,400,000	5.500%, 06/15/17 AGMC Insured	A2/AA/NR	1,480,640
1,790,000	5.500%, 06/15/20 AGMC Insured	A2/AA/NR	2,099,097
	Washington County, Oregon School
	District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	3,108,243
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,600,075
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	6,005,684
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,736,050
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,671,970
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,242,708
1,280,000	5.000%, 06/01/31 AGC Insured	Aa3/AA/NR	1,428,467
1,000,000	5.125%, 06/01/36 AGC Insured	Aa3/AA/NR	1,112,280
	Washington Multnomah & Yamhill Counties,
	Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,742,670
	Yamhill County, Oregon School District
	#40 (McMinnville)
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,571,985
	Total School Districts		132,974,851

	Special District (3.6%)
	Bend, Oregon Metropolitan Park &
	Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,594,507
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,456,200
	Tualatin Hills, Oregon Park & Recreational
	District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	4,300,758
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,932,190
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,518,728

13 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Special District (continued)
	Tualatin Valley, Oregon Fire & Rescue
	Rural Fire Protection District
$1,235,000	4.000%, 06/01/26	Aaa/NR/NR	$1,363,045
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,288,287
	Total Special District		22,453,715

	State of Oregon (6.2%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	939,150
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,565,830
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,328,670
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,655,676
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,384,611
	State of Oregon Alternative Energy Project
1,255,000	4.750%, 04/01/29 Series B	Aa1/AA+/AA+	1,393,640
500,000	6.000%, 10/01/29 Series B	Aa1/AA+/AA+	566,735
	State of Oregon Article XI-G Community
	College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,457,969
	State of Oregon Article XI-G Higher
	Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	639,695
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,265,620
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,256,870
	State of Oregon Article XI-Q State Projects
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,861,223
	State of Oregon Department of
	Administrative Services
3,270,000	5.000%, 11/01/27 Series C	Aa2/AA/AA	3,706,905
2,155,000	5.000%, 11/01/28 Series C	Aa2/AA/AA	2,439,675
5,000,000	5.125%, 05/01/33	Aa2/AA/AA	5,564,500
	State of Oregon Department of
	Administrative Services, Oregon
	Opportunity Refunding
6,210,000	5.000%, 12/01/19	Aa1/AA+/AA+	7,113,866
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,250,100
	Total State of Oregon		39,390,735

14 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Water & Sewer (0.7%)
	Gearheart, Oregon
$1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	$1,190,603
	Pacific City, Oregon Joint Water -
	Sanitary Authority
1,830,000	4.800%, 07/01/27	NR/NR/NR*	1,848,520
	Rockwood, Oregon Water Peoples
	Utility District Water Revenue Refunding
1,270,000	4.250%, 08/15/26	A1/NR/NR	1,422,108
	Total Water & Sewer		4,461,231
	Total General Obligation Bonds		268,687,808

	Revenue Bonds (35.2%)

	City & County (2.8%)
	Local Oregon Capital Assets Program
	COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	Baa2/NR/NR	2,596,944
	Newport, Oregon Urban Renewal
	Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	645,772
	Portland, Oregon Revenue Refunding
	Limited Tax, Oregon Convention Center
2,825,000	5.000%, 06/01/24	Aa1/NR/NR	3,339,913
4,265,000	5.000%, 06/01/27	Aa1/NR/NR	5,007,494
	Portland, Oregon Revenue Refunding
	Limited Tax
1,000,000	4.000%, 04/01/22 Series A	Aa1/NR/NR	1,078,900
	Portland, Oregon River District Urban
	Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	A1/NR/NR	1,913,312
1,830,000	5.000%, 06/15/23 Series B	A1/NR/NR	2,168,221
	Portland, Oregon Urban Renewal and
	Redevelopment, Refunding,
	North Macadam
1,000,000	4.000%, 06/15/25 Series B	A1/NR/NR	1,072,130
	Total City & County		17,822,686

15 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (1.6%)
	Eugene, Oregon Electric Utility
$5,635,000	5.000%, 08/01/30	Aa3/AA-/A+	$6,123,836
	Eugene, Oregon Electric Utility Refunding
	System
2,000,000	5.000%, 08/01/27 Series A	Aa3/AA-/A+	2,344,440
	Northern Wasco County, Oregon Peoples
	Utility District, McNary Dam Fishway
	Hydroelectric Project, Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,893,235
	Total Electric		10,361,511

	Higher Education (3.1%)
	Forest Grove, Oregon Student Housing
	(Oak Tree Foundation)
5,480,000	5.500%, 03/01/37	NR/NR/NR*	5,581,106
	Oregon State Facilities Authority (Lewis
	& Clark College Project)
1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	1,178,400
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,480,870
	Oregon State Facilities Authority (Linfield
	College Project)
1,180,000	5.000%, 10/01/22 Series A	Baa1/NR/NR	1,351,891
1,000,000	5.000%, 10/01/23 Series A	Baa1/NR/NR	1,151,340
1,220,000	5.000%, 10/01/31 Series A 2010	Baa1/NR/NR	1,340,036
	Oregon State Facilities Authority Revenue
	Refunding (Reed College Project)
1,500,000	5.000%, 07/01/29 Series A	Aa2/AA-/NR	1,716,795
	Oregon State Facilities Authority
	(Willamette University)
1,000,000	4.000%, 10/01/24	NR/A/NR	1,086,730
2,500,000	5.000%, 10/01/32	NR/A/NR	2,638,625
	Total Higher Education		19,525,793

16 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (7.6%)
	Deschutes County, Oregon Hospital
	Facilities Authority (Cascade Health)
$3,250,000	5.375%, 01/01/35 AMBAC Insured	A2/NR/NR	$3,451,988
	Medford, Oregon Hospital Facilities
	Authority Revenue Refunding, Asante
	Health Systems
9,000,000	5.500%, 08/15/28 AGMC Insured	NR/AA/NR	10,472,670
	Oregon Health Sciences University
11,550,000	zero coupon, 07/01/21 NPFG Insured	Aa3/AA-/AA-	10,009,115
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,411,420
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,551,125
	Oregon State Facilities Authority Revenue
	Refunding, Legacy Health Systems
2,000,000	4.250%, 03/15/17	A1/AA-/NR	2,065,560
3,000,000	4.500%, 03/15/18	A1/AA-/NR	3,204,690
1,000,000	4.750%, 03/15/24	A1/AA-/NR	1,120,340
1,000,000	5.000%, 03/15/30	A1/AA-/NR	1,116,450
	Oregon State Facilities Authority Revenue
	Refunding, Samaritan Health Services
1,500,000	4.375%, 10/01/20	NR/BBB+/NR	1,665,165
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,195,600
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,683,126
1,795,000	4.875%, 10/01/25	NR/BBB+/NR	1,955,832
2,000,000	5.000%, 10/01/30	NR/BBB+/NR	2,145,960
	Salem, Oregon Hospital Facility Authority
	(Salem Hospital)
2,000,000	5.750%, 08/15/23	NR/A+/A+	2,221,600
1,075,000	5.000%, 08/15/27 Series A	NR/A+/A+	1,092,383
	Total Hospital		48,363,024

	Housing (0.5%)
	Clackamas County, Oregon Housing
	Authority Multifamily Housing Revenue
	(Easton Ridge Apartments Project)
1,310,000	4.000%, 09/01/27 Series A	Aa3/NR/NR	1,416,608

17 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Portland, Oregon Urban Renewal and
	Redevelopment, Interstate Corridor
$1,390,000	5.000%, 06/15/27 Series B	A1/NR/NR	$1,623,117
	State of Oregon Housing and Community
	Services
295,000	5.350%, 07/01/30	Aa2/NR/NR	305,021
	Total Housing		3,344,746

	Lottery (4.3%)
	Oregon State Department of Administration
	Services (Lottery Revenue)
1,015,000	5.250%, 04/01/26 Series A (unrefunded
	portion)	Aa2/AAA/NR	1,205,901
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	2,065,203
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,800,585
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,248,930
3,000,000	5.000%, 04/01/26 Series C	Aa2/AAA/NR	3,796,290
8,500,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	10,756,155
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,979,040
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,237,350
	Total Lottery		27,089,454

	Transportation (6.2%)
	Oregon State Department Transportation
	Highway Usertax, Senior Lien
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	4,429,355
2,425,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	2,967,521
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,308,133
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,237,860
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,946,880
	Port Portland, Oregon Airport Revenue
	Refunding, Portland International
	Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	3,175,566
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,234,790
1,545,000	5.000%, 07/01/29	NR/AA-/NR	1,894,695

18 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Tri-County Metropolitan Transportation
	District, Oregon Capital Grant Receipt
$1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	$1,961,778
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	4,047,658
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,480,870
	Tri-County Metropolitan Transportation
	District, Oregon Senior Lien Payroll Tax
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,279,710
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,501,224
	Total Transportation		39,466,040

	Water and Sewer (9.1%)
	Ashland, Oregon Refunding
1,025,000	4.000%, 05/01/17 AGMC Insured	NR/AA/NR	1,061,623
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA-/NR	1,135,380
	Klamath Falls, Oregon Water
455,000	5.500%, 07/01/16 AGMC Insured	A2/AA/NR	460,155
	Lane County, Oregon Metropolitan
	Wastewater
2,500,000	5.250%, 11/01/28	Aa2/AA/NR	2,777,250
	Madras, Oregon
725,000	4.500%, 02/15/27	Baa1/NR/NR	781,231
	Portland, Oregon Sewer System,
	Second Lien
3,005,000	5.000%, 03/01/28 Series A	Aa3/AA-/NR	3,445,563
2,000,000	5.000%, 10/01/25 Series B	Aa3/AA-/NR	2,492,820
	Portland Oregon Sewer System Revenue
	Refunding Second Lien
5,000,000	5.000%, 06/15/33 Series B	Aa3/AA-/NR	5,396,600
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aaa/NR/NR	3,992,345
3,500,000	5.000%, 06/01/28 Series A	Aa2/AA/NR	4,351,200
	Portland, Oregon Sewer System (Second
	Lien)
2,000,000	5.000%, 06/01/26 Series B	Aa3/AA-/NR	2,512,980
2,000,000	5.000%, 06/01/27 Series B	Aa3/AA-/NR	2,484,520

19 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Portland, Oregon Water System Revenue
	Refunding (Sr. Lien)
$1,275,000	4.000%, 05/01/25 Series A	Aaa/NR/NR	$1,396,214
	Portland, Oregon Water System Revenue
	Refunding (Jr. Lien)
2,000,000	5.000%, 10/01/23	Aa1/NR/NR	2,462,800
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,420,898
	Seaside, Oregon Wastewater System .
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,106,630
	Tigard, Oregon Water System Revenue
	Refunding
2,025,000	4.000%, 08/01/21	A1/AA-/NR	2,300,785
2,565,000	5.000%, 08/01/24	A1/AA-/NR	3,116,603
	Washington County, Oregon Clean
	Water Services
4,000,000	5.000%, 10/01/28	Aa2/AA+/NR	4,538,400
	Washington County, Oregon Clean Water
	Services Sewer Revenue Senior Lien .
1,010,000	4.000%, 10/01/22 Series B	Aa2/AA+/NR	1,147,128
1,500,000	4.000%, 10/01/23 Series B	Aa2/AA+/NR	1,693,500
2,850,000	4.000%, 10/01/26 Series B	Aa2/AA+/NR	3,165,267
2,745,000	4.000%, 10/01/28 Series B	Aa2/AA+/NR	3,003,606
	Woodburn, Oregon Wastewater Revenue
	Refunding
1,090,000	5.000%, 03/01/21 Series A	A2/NR/NR	1,266,962
	Total Water and Sewer		57,510,460
	Total Revenue Bonds		223,483,714

	Pre-Refunded Bonds (20.0%) ††

	Pre-Refunded General Obligation Bonds (11.6%)

	City & County (0.4%)
	Washington County, Oregon
2,465,000	5.000%, 06/01/23	Aa1/NR/NR	2,531,678

20 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Community College (0.9%)
	Chemeketa, Oregon Community College
	District
$1,010,000	5.500%, 06/15/24	NR/AA+/NR	$1,114,676
1,235,000	5.000%, 06/15/25	NR/AA+/NR	1,349,583
1,540,000	5.000%, 06/15/26	NR/AA+/NR	1,682,881
	Clackamas, Oregon Community
	College District
1,535,000	5.000%, 05/01/25 NPFG Insured	Aa3/AA/NR	1,540,311
	Total Community College		5,687,451

	Higher Education (0.4%)
	State of Oregon Board of Higher Education
500,000	5.750%, 08/01/29 Series A	Aa1/AA+/NR	556,700
1,000,000	5.000%, 08/01/34	Aa1/AA+/NR	1,096,190
1,000,000	5.000%, 08/01/38	Aa1/AA+/NR	1,096,190
	Total Higher Education		2,749,080

	School District (7.7%)
	Clackamas County, Oregon School
	District #12 (North Clackamas)
8,000,000	5.000%, 06/15/27 AGMC Insured
	Series B	Aa1/AA+/NR	8,419,200
9,250,000	5.000%, 06/15/29 AGMC Insured	Aa1/AA+/NR	9,734,700
	Clackamas County, Oregon School
	District #46 (Oregon Trail)
2,000,000	4.500%, 06/15/30 AGMC Insured	Aa1/AA+/NR	2,092,920
	Clackamas & Washington Counties,
	Oregon School District No. 3JT
	(West Linn-Wilsonville)
1,110,000	5.000%, 06/15/26	Aa1/AA+/NR	1,252,602
2,850,000	5.000%, 06/15/27	Aa1/AA+/NR	3,216,139
2,000,000	4.500%, 06/15/29	Aa1/AA+/NR	2,225,520
1,965,000	5.000%, 06/15/30	Aa1/AA+/NR	2,217,444
3,000,000	5.000%, 06/15/33	Aa1/AA+/NR	3,385,410
500,000	5.000%, 06/15/34	Aa1/AA+/NR	564,235
	Deschutes and Jefferson Counties,
	Oregon School District #02J (Redmond)
5,000,000	6.000%, 06/15/31	Aa1/NR/NR	5,566,700

21 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	School District (continued)
	Jackson County, Oregon School District
	#549C (Medford)
$1,000,000	4.625%, 06/15/27	Aa1/AA+/NR	$1,083,490
2,000,000	4.750%, 12/15/29 AGMC Insured	Aa1/AA+/NR	2,136,180
1,000,000	5.000%, 06/15/33	Aa1/AA+/NR	1,091,630
	Lane County, Oregon School District
	#19 (Springfield)
3,425,000	zero coupon, 06/15/29 AGMC
	Insured	Aa1/NR/NR	1,945,229
	Polk, Marion & Benton Counties, Oregon
	School District #13J (Central)
1,520,000	5.000%, 06/15/21 AGMC Insured	A2/AA+/NR	1,598,721
	Yamhill County, Oregon School District
	#40 (McMinnville)
1,205,000	5.000%, 06/15/19 AGMC Insured	Aa1/NR/NR	1,267,407
1,375,000	5.000%, 06/15/22 AGMC Insured	Aa1/NR/NR	1,446,211
	Total School District		49,243,738

	Special District (0.4%)
	Metro, Oregon
1,100,000	5.000%, 06/01/18	Aaa/AAA/NR	1,155,770
	Tualatin Hills, Oregon Park & Recreational
	District
1,000,000	4.250%, 06/01/24	Aa1/AA/NR	1,103,650
	Total Special District		2,259,420

	State of Oregon (1.8%)
	State of Oregon Department of
	Administrative Services
2,660,000	5.000%, 11/01/23 NPFG/ FGIC
	Insured	Aa2/AA/NR	2,729,080
2,945,000	5.000%, 11/01/24 NPFG/ FGIC
	Insured	Aa2/AA/NR	3,021,482
1,475,000	5.000%, 11/01/26 NPFG/ FGIC
	Insured	Aa2/AA/NR	1,513,306
3,880,000	5.000%, 11/01/27 NPFG/ FGIC
	Insured	Aa2/AA/NR	3,980,764
	Total State of Oregon		11,244,632

22 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Total Pre-Refunded
	General Obligation Bonds		$73,715,999

	Pre-Refunded Revenue Bonds (8.4%)

	Higher Education (1.4%)
	Oregon State Facilities Authority
	(University of Portland)
$3,000,000	5.000%, 04/01/32	NR/BBB+/NR	3,247,500
	Portland, Oregon Economic Development
	(Broadway Project)
5,000,000	6.500%, 04/01/35	A1/A/NR	5,696,900
	Total Higher Education		8,944,400

	Hospital (1.5%)
	Deschutes County, Oregon Hospital
	Facilities Authority (Cascade Health)
3,500,000	8.000%, 01/01/28	A2/NR/NR	4,168,605
	Oregon Health Sciences University
4,500,000	5.750%, 07/01/39 Series A	Aa3/AA-/AA-	5,184,135
	Total Hospital		9,352,740

	Lottery (2.1%)
	Oregon State Department of Administration
	Services (Lottery Revenue)
3,000,000	5.000%, 04/01/27 AGMC Insured	Aa2/AAA/A+	3,127,500
6,285,000	5.250%, 04/01/26	NR/NR/NR*	7,503,913
2,500,000	5.000%, 04/01/29	Aa2/AAA/NR	2,801,600
	Total Lottery		13,433,013

	Transportation (1.7%)
	Jackson County, Oregon Airport Revenue
750,000	5.250%, 12/01/32 Syncora Guarantee,
	Inc. Insured	Baa1/NR/NR	805,417
	Oregon State Department Transportation
	Highway Usertax, Senior Lien
1,865,000	5.000%, 11/15/23 Series A	Aa1/AAA/NR	2,095,999
2,000,000	4.625%, 11/15/25 Series A	Aa1/AAA/NR	2,224,780

23 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Oregon State Department Transportation
	Highway Usertax, Senior Lien (continued)
$3,540,000	4.625%, 11/15/26 Series A	Aa1/AAA/NR	$3,625,668
2,155,000	5.000%, 11/15/28 Series A	Aa1/AAA/NR	2,212,064
	Total Transportation		10,963,928

	Water and Sewer (1.7%)
	Portland, Oregon Sewer System
4,410,000	5.000%, 06/15/25 NPFG Insured	Aa3/AA-/NR	4,448,940
4,630,000	5.000%, 06/15/26 NPFG Insured	Aa3/AA-/NR	4,670,883
1,610,000	5.000%, 06/15/27 NPFG Insured	Aa3/AA-/NR	1,624,216
	Total Water and Sewer		10,744,039

	Total Pre-Refunded Revenue Bonds		53,438,120

	Total Pre-Refunded Bonds		127,154,119

	Total Investments (cost
	$580,042,800-note 4)	97.5%	619,325,641
	Other assets less liabilities	2.5	15,972,755
	Net Assets	100.0%	$635,298,396

Percent
of
Portfolio Distribution By Quality Rating (unaudited)	Investments †
Aaa of Moody’s or AAA of S&P	10.9%
Pre-refunded bonds††	20.5
Aa of Moody’s or AA of S&P or Fitch	57.7
A of Moody’s or S&P or Fitch	6.9
Baa of Moody’s or BBB of S&P	2.7
Not Rated*	1.3
100.0%

24 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp. COP - Certificates of Participation FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee NR - Not Rated

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

25 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF ASSETS AND LIABILITIES
SIX MONTH ENDEDMARCH 31, 201630, 2015 (unaudited)

ASSETS
Investments at value (cost $580,042,800)	$619,325,641
Cash	7,670,839
Interest receivable	8,365,316
Receivable for Trust shares sold	1,759,495
Other assets	53,746
Total assets	637,175,037
LIABILITIES
Payable for Trust shares redeemed	1,403,628
Management fees payable	208,792
Dividends payable	170,871
Distribution and service fees payable	2,909
Accrued expenses payable	90,441
Total liabilities	1,876,641
NET ASSETS	$635,298,396
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par
value $0.01 per share	$560,847
Additional paid-in capital	596,707,302
Net unrealized appreciation on investments (note 4)	39,282,841
Undistributed net investment income	396,480
Accumulated net realized loss on investments	(1,649,074)
	$635,298,396

CLASS A
Net Assets	$418,923,157
Capital shares outstanding	36,971,871
Net asset value and redemption price per share	$11.33
Maximum offering price per share (100/96 of $11.33)	$11.80

CLASS C
Net Assets	$35,910,556
Capital shares outstanding	3,172,388
Net asset value and offering price per share	$11.32
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$11.32	*

CLASS Y
Net Assets	$180,464,683
Capital shares outstanding	15,940,423
Net asset value, offering and redemption price per share	$11.32

See accompanying notes to financial statements.

26 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$20,290,093

Expenses:

Management fees (note 3)	$2,355,174
Distribution and service fees (note 3)	941,487
Trustees’ fees and expenses (note 7)	336,105
Legal fees	304,424
Transfer and shareholder servicing agent fees	266,887
Shareholders’ reports and proxy statements	52,627
Custodian fees (note 6)	29,364
Insurance	27,761
Registration fees and dues	26,242
Auditing and tax fees	25,401
Chief compliance officer services (note 3)	7,445
Miscellaneous	55,046
Total expenses	4,427,963

Management fees waived (note 3)	(37,592)
Expenses paid indirectly (note 6)	(973)
Net expenses		4,389,398
Net investment income		15,900,695

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(147,244)
Change in unrealized appreciation on
investments	1,766,157

Net realized and unrealized gain (loss) on
investments		1,618,913
Net change in net assets resulting from
operations		$17,519,608

See accompanying notes to financial statements.

27 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$15,900,695	$15,471,191
Net realized gain (loss) from
securities transactions	(147,244)	4,669
Change in unrealized appreciation
on investments	1,766,157	13,801,042
Change in net assets resulting
from operations	17,519,608	29,276,902

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(10,880,969)	(11,585,542)

Class C Shares:
Net investment income	(622,407)	(653,085)

Class Y Shares:
Net investment income	(4,285,509)	(3,206,181)
Change in net assets from
distributions	(15,788,885)	(15,444,808)

CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	138,561,096	94,327,570
Reinvested dividends and
distributions	12,902,274	11,701,028
Cost of shares redeemed	(72,991,968)	(65,803,582)
Change in net assets from
capital share transactions	78,471,402	40,225,016

Change in net assets	80,202,125	54, 057, 110
NET ASSETS:
Beginning of period	555,096,271	501,039,161
End of period*	$635,298,396	$555,096,271
* Includes undistributed net investment income of:	$396,480	$284,670

See accompanying notes to financial statements.

28 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Tax-Free Trust of Oregon (the “Trust”) (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Oregon) is the sole portfolio of The Cascades Trust. The Cascades Trust (the “Business Trust”) is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

29 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2016:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable
Inputs – Municipal Bonds*	619,325,641
Level 3 – Significant Unobservable Inputs	–
Total	$619,325,641

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

30 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, there were no items identified that have been reclassified among components of net assets.

i)
The Trust is an investment company and accordingly follows the investment company accounting and reporting of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Trust’s financial statements and related disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust. Beginning on January 1, 2011, the Manager determined to contractually waive its fees to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. For the year ended March 31, 2016, the Trust incurred management fees of $2,355,174, of which $37,592 was waived.

31 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% of net assets of the Trust up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billlion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Trust. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distributor”).

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor, including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $603,975 of which the Distributor retained $28,121.

32 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $253,134. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $84,378. The total of these payments made with respect to Class C Shares amounted to $337,512 of which the Distributor retained $74,794.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Trust’s shares are sold primarily through the facilities of these intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such intermediaries. For year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $1,034,416 of which the Distributor received $198,946.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $117,539,948 and $39,365,000, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $579,801,762. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $39,588,142 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $64,263 for a net unrealized appreciation of $39,523,879.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations.

33 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

6. Expenses

The Trust negotiated an expense offset arrangement with its prior custodian, wherein it received credit toward the reduction of custodian fees and other Trust expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

7. Trustees’ Fees and Expenses

At March 31, 2016 there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $266,817. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2016, such meeting-related expenses amounted to $69,288.

8. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	4,643,760	$52,197,170	3,456,414	$38,773,580
Reinvested dividends and
distributions	801,541	9,009,868	798,466	8,966,700
Cost of shares redeemed	(3,632,067)	(40,806,416)	(4,077,685)	(45,715,257)
Net change	1,813,234	20,400,622	177,195	2,025,023
Class C Shares:
Proceeds from shares sold	1,076,387	12,080,121	649,502	7,275,396
Reinvested dividends and
distributions	50,289	564,728	50,556	567,230
Cost of shares redeemed	(763,237)	(8,571,011)	(543,188)	(6,096,690)
Net change	363,439	4,073,838	156,870	1,745,936
Class Y Shares:
Proceeds from shares sold	6,608,503	74,283,805	4,301,147	48,278,594
Reinvested dividends and
distributions	296,004	3,327,678	192,875	2,167,098
Cost of shares redeemed	(2,097,410)	(23,614,541)	(1,248,371)	(13,991,635)
Net change	4,807,097	53,996,942	3,245,651	36,454,057
Total transactions in Fund
shares	6,983,770	$78,471,402	3,579,716	$40,225,016

34 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

9. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/ or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2016, the Trust had capital loss carry forwards of $1,606,817 of which $1,280,554 is short-term and $326,263 is long-term with no expiration date.

As of March 31, 2016, the Trust had October capital loss deferrals of $42,257 which will be recognized in the following year.

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$15,788,885	$15,444,808
Ordinary income	–	–
Capital gain	–	–
	$15,788,885	$15,444,808

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:
Unrealized appreciation	$39,523,879
Undistributed tax-exempt income	263,313
Accumulated net loss on investments	(1,606,817)
Other temporary differences	(150,128)
$38,030,247

35 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of discount amortization.

36 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
						Year Ended
	Year	Year	Year	Six Months		September 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$11.31	$11.01	$11.37	$11.53		$11.12	$11.18
Income (loss) from investment operations:
Net investment income(1)	0.31	0.33	0.35	0.18		0.37	0.38
Net gain (loss) on securities (both
realized and unrealized)	0.01	0.30	(0.36)	(0.11)		0.41	(0.06)
Total from investment operations	0.32	0.63	(0.01)	0.07		0.78	0.32
Less distributions (note 10):
Dividends from net investment income	(0.30)	(0.33)	(0.35)	(0.18)		(0.37)	(0.38)
Distributions from capital gains	–	–	– (4)	(0.05)		–	–
Total distributions	(0.30)	(0.33)	(0.35)	(0.23)		(0.37)	(0.38)
Net asset value, end of period	$11.33	$11.31	$11.01	$11.37		$11.53	$11.12
Total return(not reflecting sales charge)	2.91%	5.80%	(0.04)%	0.54	%(2)	7.14%	3.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$419	$398	$385	$425		$419	$380
Ratio of expenses to average net assets	0.74%	0.74%	0.73%	0.71	%(3)	0.74%	0.76%
Ratio of net investment income to
average net assets	2.72%	2.96%	3.16%	3.08	%(3)	3.29%	3.55%
Portfolio turnover rate	7%	5%	5%	3	%(2)	8%	15%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.72	%(3)	0.75%	0.76%
Ratio of net investment income to
average net assets	2.72%	2.96%	3.16%	3.07	%(3)	3.28%	3.55%

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.74%	0.74%	0.73%	0.71	%(3)	0.74%	0.76%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

37 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
						Year Ended
	Year	Year	Year	Six Months		September 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$11.30	$11.00	$11.36	$11.52		$11.11	$11.17
Income (loss) from investment operations:
Net investment income(1)	0.21	0.24	0.25	0.13		0.27	0.29
Net gain (loss) on securities (both
realized and unrealized)	0.02	0.30	(0.36)	(0.11)		0.42	(0.06)
Total from investment operations	0.23	0.54	(0.11)	0.02		0.69	0.23
Less distributions (note 10):
Dividends from net investment income	(0.21)	(0.24)	(0.25)	(0.13)		(0.28)	(0.29)
Distributions from capital gains	–	–	– (4)	(0.05)		–	–
Total distributions	(0.21)	(0.24)	(0.25)	(0.18)		(0.28)	(0.29)
Net asset value, end of period	$11.32	$11.30	$11.00	$11.36		$11.52	$11.11
Total return(not reflecting CDSC)	2.05%	4.91%	(0.89)%	0.11	%(2)	6.24%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$36	$32	$29	$39		$38	$27
Ratio of expenses to average net assets	1.59%	1.58%	1.58%	1.56	%(3)	1.59%	1.61%
Ratio of net investment income to
average net assets	1.86%	2.11%	2.31%	2.23	%(3)	2.42%	2.70%
Portfolio turnover rate	7%	5%	5%	3	%(2)	8%	15%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	1.59%	1.59%	1.59%	1.57	%(3)	1.59%	1.61%
Ratio of net investment income to
average net assets	1.86%	2.10%	2.31%	2.22	%(3)	2.42%	2.70%

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.59%	1.58%	1.58%	1.56	%(3)	1.59%	1.61%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

38 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
						Year Ended
	Year	Year	Year	Six Months		September 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$11.30	$11.00	$11.36	$11.52		$11.11	$11.18
Income (loss) from investment operations:
Net investment income(1)	0.32	0.35	0.36	0.18		0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.02	0.30	(0.36)	(0.11)		0.41	(0.07)
Total from investment operations	0.34	0.65	–	0.07		0.80	0.33
Less distributions (note 10):
Dividends from net investment income	(0.32)	(0.35)	(0.36)	(0.18)		(0.39)	(0.40)
Distributions from capital gains	–	–	– (4)	(0.05)		–	–
Total distributions	(0.32)	(0.35)	(0.36)	(0.23)		(0.39)	(0.40)
Net asset value, end of period	$11.32	$11.30	$11.00	$11.36		$11.52	$11.11
Total return	3.08%	5.97%	0.11%	0.61	%(2)	7.30%	3.11%
Ratios/supplemental data
Net assets, end of period (in millions)	$180	$126	$87	$89		$84	$71
Ratio of expenses to average net assets	0.59%	0.58%	0.58%	0.56	%(3)	0.59%	0.61%
Ratio of net investment income to
average net assets	2.86%	3.10%	3.31%	3.23	%(3)	3.44%	3.70%
Portfolio turnover rate	7%	5%	5%	3	%(2)	8%	15%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.57	%(3)	0.60%	0.61%
Ratio of net investment income to
average net assets	2.86%	3.10%	3.31%	3.22	%(3)	3.43%	3.70%

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.59%	0.58%	0.58%	0.56	%(3)	0.59%	0.61%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

39 | Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

40 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee since 2002	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Henry H. Hewitt Bend, OR (1941)	Trustee since 2015	Senior Counsel, Stoel Rives LLP, a Portland law firm, since 2011; Partner 1975-2011; active in community and educational organizations.	1	Cascade Bancorp and Bank of the Cascades; Columbia Forest Products; Hampton Affiliates (timber products); Life Trustee, Willamette University

Edmund P. Jensen Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR

John W. Mitchell Lake Oswego, OR (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor’s Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor’s Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

41 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Patricia L. Moss Bend, OR (1953)	Trustee since 2015, 2002-2005; Trustee Emerita 2005-2015	Vice Chairman, Cascade Bancorp and Bank of the Cascades since 2012, President and Chief Executive Officer 1997-2012; active in community and educational organizations.	1
Cascade Bancorp and Bank of the Cascades; MDU Resources Group; Co-Chair, Oregon Growth Board; formerly board member, North Pacific Group (building materials) and Central Oregon Independent Health Services

Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; Shaw Venture Partners III, 1994-2005.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company; Rentrak Corporation; formerly director, Schnitzer Steel Industries, Inc., Telestream, Inc., Optimum Energy Co.

Nancy Wilgenbusch Marylhurst, OR (1947)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments

Trustee Emeritus(4)

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, 1989-2001); Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston; trustee of various cultural, educational and civic organizations.

42 | Aquila Tax-Free Trust of Oregon

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

43 | Aquila Tax-Free Trust of Oregon

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) A Trustee Emeritus may attend Board meetings but has no voting power.

44 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited)

As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)

Class A	2.11%	$1,000.00	$1,021.10	$3.74

Class C	1.68%	$1,000.00	$1,016.80	$8.02

Class Y	2.19%	$1,000.00	$1,021.90	$2.98

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.74%, 1.59% and 0.59% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

45 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)

Class A	5.00%	$1,000.00	$1,021.30	$3.74

Class C	5.00%	$1,000.00	$1,017.05	$8.02

Class Y	5.00%	$1,000.00	$1,022.05	$2.98

(1)
Expenses are equal to the annualized expense ratio of 0.74%, 1.59% and 0.59% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period)

46 | Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Trust did not hold any portfolio securities for which the Trust was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $15,788,885 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 100% of total dividends paid during the fiscal year ended March 31, 2016, were exempt-interest dividends.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

47 | Aquila Tax-Free Trust of Oregon

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
2 Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

Board of Trustees
James A. Gardner, Chair
Diana P. Herrmann, Vice Chair
Gary C. Cornia
Henry H. Hewitt
Edmund P. Jensen
John W. Mitchell
Patricia L. Moss
Ralph R. Shaw
Nancy Wilgenbusch

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Christine L. Neimeth, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2016 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's board of trustees has determined that Mr. Edmund P. Jensen, a member of its audit committee, is an audit committee financial expert.  Mr. Jensen is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)  Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $20,600 in 2015 and $21,900 in 2016.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2015 and 2016, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and  procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure  controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required  disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls  subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report  to be signed on its behalf by the undersigned thereunto duly authorized.

THE CASCADES TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June 9, 2016

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June 9, 2016

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 9, 2016

THE CASCADES TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.